Transaction

Date:	29 August, 2006

To:	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5
HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018
Attention: Corporate Trust & Loan Agency

To:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Facsimile: 410-715-2380
Telephone: 410-884-2000
Attn: Client Services
Manager-LMT 2006-5

From:	Lehman Brothers Special Financing Inc.
Kathy Tsang - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9080

Ref. Numbers: Global Deal ID: 2638688, 2638696

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and the supplemental interest trust (the “Supplemental Interest Trust”, or “Party B”) created pursuant to the Trust Agreement (the “Trust Agreement”) dated as of August 1, 2006 among Structured Asset Securities Corporation, as depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association as Trustee (the “Trustee”) in connection with the issuance of the Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5, a common law trust formed under the Trust Agreement (defined above) which is governed by the laws of the State of New York. This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	23 August, 2006
Effective Date:	25 September, 2006
Termination Date:	25 February, 2010
Notional Amount:	USD 19,111,892.69 - subject to adjustment in accordance with Appendix A attached hereto.

Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Dates:	Inapplicable
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:
Floating Amount Payer:	Party A
Floating Rate:	The lesser of (i) 3.5% and (ii) the greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 5.5%
Floating Rate Payer Period End Dates:	The 25th calendar day of each month, from and including 25 October, 2006 to and including the Termination Date, with No Adjustment of Period End Dates.
Early Payment:	1 Business Day preceding each Floating Rate Payer Period End Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Spread:	Inapplicable
Floating Rate Day Count Fraction:	30/360
Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Risk ID: 1288259L / Effort ID: 1041756 / Global Deal ID: 2638688

Miscellaneous:
Calculation Agent:	Party A
Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).
Termination Currency:	USD
Additional Provisions:

1.	The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

2.	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

3.	The "Automatic Early Termination" provisions of Section 6(a) will not apply.

4.	"Specified Entity" will not apply to either Party A or Party B.

5.	Payments on Early Termination. For the purposes of Section 6(e), Loss and Second Method will be used.

6.	The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

7.	Representations. Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal.

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

Risk ID: 1288259L / Effort ID: 1041756 / Global Deal ID: 2638688

8	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by the Trustee, not individually or personally but solely as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Supplement Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Confirmation.

10.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS Clearing
ACCT: 3970771416
For further Credit to: 50942901

Ref: LMT 2006-5
Risk ID: 1288259L / Effort ID: 1041756 / Global Deal ID: 2638688

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kozlov
Lehman Brothers Special Financing Inc.

By: Anatoly Kozlov
Authorized Signatory

Accepted and confirmed as of the date first written
Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5 Supplemental Interest Trust,
By: HSBC Bank USA, National Association not in its individual capacity but solely as Trustee

By /s/ Fernando Acebedo
Name: Fernando Acebedo
Title: Vice President

Risk ID: 1288259L / Effort ID: 1041756 / Global Deal ID: 2638688

Appendix A

Calculation Period from and including	Calculation Period up to but excluding	Notional Amount (in USD)
9/25/2006	10/25/2006	19,111,892.69
10/25/2006	11/25/2006	18,675,753.00
11/25/2006	12/25/2006	18,191,152.32
12/25/2006	1/25/2007	17,658,783.49
1/25/2007	2/25/2007	17,079,460.07
2/25/2007	3/25/2007	16,454,115.01
3/25/2007	4/25/2007	15,785,642.44
4/25/2007	5/25/2007	15,076,857.14
5/25/2007	6/25/2007	14,334,631.57
6/25/2007	7/25/2007	13,565,096.70
7/25/2007	8/25/2007	12,994,999.18
8/25/2007	9/25/2007	12,423,685.18
9/25/2007	10/25/2007	11,863,708.72
10/25/2007	11/25/2007	11,314,909.11
11/25/2007	12/25/2007	10,777,127.94
12/25/2007	1/25/2008	10,250,209.01
1/25/2008	2/25/2008	9,733,998.37
2/25/2008	3/25/2008	9,228,344.20
3/25/2008	4/25/2008	8,733,096.87
4/25/2008	5/25/2008	8,248,108.84
5/25/2008	6/25/2008	7,773,234.65
6/25/2008	7/25/2008	7,308,330.92
7/25/2008	8/25/2008	6,853,256.28
8/25/2008	9/25/2008	6,407,871.37
9/25/2008	10/25/2008	5,972,038.79
10/25/2008	11/25/2008	5,545,623.09
11/25/2008	12/25/2008	5,128,490.75
12/25/2008	1/25/2009	4,720,510.10
1/25/2009	2/25/2009	4,321,551.37
2/25/2009	3/25/2009	3,931,486.61
3/25/2009	4/25/2009	3,550,189.69
4/25/2009	5/25/2009	3,177,536.24
5/25/2009	6/25/2009	2,813,403.68
6/25/2009	7/25/2009	2,457,671.15
7/25/2009	8/25/2009	2,110,219.50
8/25/2009	9/25/2009	1,770,931.26
9/25/2009	10/25/2009	1,439,690.64
10/25/2009	11/25/2009	1,116,383.47
11/25/2009	12/25/2009	800,897.22
12/25/2009	1/25/2010	493,120.92
1/25/2010	2/25/2010	192,945.20

Risk ID: 1288259L / Effort ID: 1041756 / Global Deal ID: 2638688